Vanguard Advice Select Global Value Fund Investment Strategy - Admiral Prospectus [Member] - Vanguard Advice Select Global Value Fund	Oct. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]	The Fund employs an active management approach, investing mainly in common stocks of companies located in different countries throughout the world that are considered by the advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and that the advisor believes are trading at prices that are below average in relation to measures such as earnings and book value. The Fund invests in large-, mid-, and small-capitalization companies and is expected to diversify its assets in countries across developed and emerging markets.